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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this amended registration statement of our reports dated
August 16, 2001 included in Acres Gaming Incorporated's Form 10-K for the year ended June 30, 2001 and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP

Las Vegas, Nevada
February 21, 2002